Exhibit 10.1
AMENDMENT NO. 2 TO
AMENDED AND RESTATED CREDIT AGREEMENT
     This AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of September 8, 2008 (the “Effective Date”) is among Holly Energy Partners — Operating, L.P. (the “Borrower”), the Guarantors (as defined below), the parties that are “Banks” under and as defined in the Credit Agreement referred to below (the “Banks”), Union Bank of California, N.A., as administrative agent for such Banks (in such capacity, the “Administrative Agent”) and as Sole Lead Arranger, Bank of America, N.A., as Syndication Agent, and Guaranty Bank, as Documentation Agent.
RECITALS
     A. The Borrower, the Banks, and the Administrative Agent are parties to the Amended and Restated Credit Agreement dated as of August 27, 2007, as amended by the Agreement and Amendment No. 1 to Amended and Restated Credit Agreement dated as of February 25, 2008 (as so amended and as the same may be further amended, modified or supplemented from time to time, the “Credit Agreement”).
     B. In connection with such Credit Agreement, the undersigned Subsidiaries of the Borrower (the “Guarantors”) executed and delivered that certain Amended and Restated Guaranty Agreement dated as of August 27, 2007 (as the same may be further amended, modified or supplemented from time to time, the “Guaranty”) in favor of the Administrative Agent for the benefit of the Beneficiaries (as defined therein).
     C. The Borrower has requested that the Banks amend the Credit Agreement to make certain changes to the Credit Agreement.
     THEREFORE, the parties hereto hereby agree as follows:
ARTICLE I.
DEFINITIONS
     Section 1.01 Terms Defined Above. As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.
     Section 1.02 Terms Defined in the Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.
     Section 1.03 Other Definitional Provisions. The words “hereby”, “herein”, “hereinafter”, “hereof”, “hereto” and “hereunder” when used in this Amendment shall refer to this Amendment as a whole and not to any particular Article, Section, subsection or provision of this Amendment. Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this Amendment unless otherwise specified. All titles or headings to Articles, Sections, subsections or other divisions of this Amendment or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.
ARTICLE II.
AMENDMENTS
     Section 2.01 Amendments to Credit Agreement. Effective as of the Effective Date, the Credit Agreement shall hereby be amended as follows:
          (a) The first sentence of the definition of “EBITDA” found in Section 1.01 (Certain Defined Terms) of the Credit Agreement is hereby amended to read as follows (and the remainder of such definition shall remain unchanged):
“EBITDA” means, for the Limited Partner and its Subsidiaries on a Consolidated basis for any period, (a) Net Income for such period plus (b) to the extent deducted in determining Net Income, Interest Expense, taxes, depreciation, amortization and other noncash items for such period plus (or minus) (c) any net change in deferred revenue related to the satisfaction of any minimum revenue commitments by any contract counterparties.
          (b) Exhibit C of the Credit Agreement is hereby amended by replacing such exhibit in its entirety with Exhibit C attached hereto.
ARTICLE III.
REPRESENTATIONS AND WARRANTIES
     Section 3.01 Borrower Representations and Warranties. The Borrower represents and warrants that: (a) the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Credit Documents are true and correct in all material respects on and as of the Effective Date as if made on as and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; (b) no Default has occurred which is continuing; (c) the execution, delivery and performance of this Amendment are within the partnership power and authority of the Borrower and have been duly authorized by appropriate partnership action and proceedings; (d) this Amendment constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required to be obtained by the Borrower in connection with the execution, delivery, performance of this Amendment by the Borrower or the validity and enforceability of this Amendment against the Borrower; and (f) the Liens under the Security Documents are valid and subsisting and secure Borrower’s obligations under the Credit Documents.
     Section 3.02 Guarantors’ Representations and Warranties. Each Guarantor represents and warrants that: (a) the representations and warranties of such Guarantor contained in the Guaranty and the representations and warranties contained in the other Credit Documents to which such Guarantor is a party are true and correct in all material respects on and as of the Effective Date as if made on as and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; (b) no Default has occurred which is continuing; (c) the execution, delivery and performance of this Amendment are within the corporate or other organizational power and authority of such Guarantor and have been duly authorized by appropriate action and proceedings; (d) this Amendment constitutes the legal, valid, and binding obligation of such Guarantor enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required to be obtained by such Guarantor in connection with the execution, delivery or performance of this Amendment by such Guarantor or the validity and enforceability of this Amendment against such Guarantor; (f) it has no defenses to the enforcement of its Guaranty (other than the indefeasible payment in full of the Obligations); and (g) the Liens under the Security Documents to which such Guarantor is a party are valid and subsisting and secure such Guarantor’s obligations under the Credit Documents.
ARTICLE IV.
CONDITIONS
     The Credit Agreement shall be amended as provided herein, upon the date all of the following conditions precedent have been met (the “Effective Date”):
     Section 4.01 Documents. The Administrative Agent shall have received this Amendment duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, and the Majority Banks.
     Section 4.02 No Default. No Default shall have occurred which is continuing as of the Effective Date.

     Section 4.03 Representations. The representations and warranties in this Amendment shall be true and correct in all material respects as of the Effective Date.
     Section 4.04 Fees and Expenses. The Borrower shall have (a) paid or reimbursed the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the fees and disbursements of the Administrative Agent’s outside legal counsel, in each case, pursuant to all invoices of the Administrative Agent and/or such counsel presented to the Borrower for payment not less than one Business Day prior to the Effective Date, and (b) paid to each Bank executing this Amendment on or before September 8, 2008 an amendment fee equal to $5,000; provided, that for purposes of this clause (b), Prudential Retirement Insurance and Annuity Company and Pruco Life Insurance Company shall be deemed to be one Bank.
ARTICLE V.
MISCELLANEOUS
     Section 5.01 Effect on Credit Documents; Acknowledgments.
          (a) The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.
          (b) The Administrative Agent, the Issuing Banks, and the Banks hereby expressly reserve all of their rights, remedies, and claims under the Credit Documents. Nothing in this Amendment shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Credit Documents, (ii) any of the agreements, terms or conditions contained in any of the Credit Documents, (iii) any rights or remedies of the Administrative Agent, the Issuing Bank, or any Bank with respect to the Credit Documents, or (iv) the rights of the Administrative Agent, any Issuing Bank, or any Bank to collect the full amounts owing to them under the Credit Documents.
          (c) Each of the Borrower, the Guarantors, Administrative Agent, Issuing Banks and the Banks does hereby adopt, ratify, and confirm the Credit Agreement and each other Credit Document, as amended hereby, and acknowledges and agrees that the Credit Agreement and each other Credit Document, as amended hereby, is and remains in full force and effect, and the Borrower and the Guarantors acknowledge and agree that their respective liabilities under the Credit Agreement and the other Credit Documents are not impaired in any respect by this Amendment.
          (d) From and after the Effective Date, all references to the Credit Agreement and the Credit Documents shall mean such Credit Agreement and such Credit Documents as amended by this Amendment.
          (e) This Amendment is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement.
     Section 5.02 Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Amendment, and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the other Credit Documents (other than the Guaranty or any other Credit Document to which such Guarantor is a party).
     Section 5.03 Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Amendment may be executed by facsimile signature and all such signatures shall be effective as originals.
     Section 5.04 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
     Section 5.05 Invalidity. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.
     Section 5.06 Governing Law. This Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.
     Section 5.07 Additional Agents. Neither the Syndication Agent nor the Documentation Agent referred herein shall have any duties, obligations or liabilities in their respective capacities as agents. The Sole Lead Arranger shall have no duties, obligations or liabilities in its capacity as such under this Amendment or under any other Credit Document but shall be entitled to the indemnities provided for it in the Credit Documents.
     Section 5.08 Patriot Act. Each Bank and the Administrative Agent (for itself and not on behalf of any other Person) hereby notifies the Borrower and the Guarantors that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower and the Guarantors, which information includes the names and addresses of the Borrower and the Guarantors and other information that will allow such Bank or the Administrative Agent, as applicable, to identify the Borrower and the Guarantors in accordance with the Act.
     Section 5.09 Entire Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, THE NOTES, AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[SIGNATURES BEGIN ON NEXT PAGE]

     EXECUTED effective as of the date first above written.
BORROWER:
HOLLY ENERGY PARTNERS — OPERATING, L.P.,
a Delaware limited partnership
By: HEP Logistics GP, L.L.C., a Delaware limited liability
company, its General Partner
By: Holly Energy Partners, L.P., a Delaware limited
partnership, its Sole Member
By: HEP Logistics Holdings, L.P., a Delaware limited
partnership, its General Partner
By: Holly Logistic Services, L.L.C., a Delaware limited
liability company, its General Partner

By:

Bruce R. Shaw
Senior Vice President and
Chief Financial Officer
Signature page to Amendment No. 2 to Amended and Restated Credit Agreement

GUARANTORS:
HEP PIPELINE GP, L.L.C., a Delaware
          limited liability company
HEP REFINING GP, L.L.C., a Delaware
          limited liability company
HEP MOUNTAIN HOME, L.L.C., a Delaware
          limited liability company
HEP PIPELINE, L.L.C., a Delaware
          limited liability company
HEP REFINING, L.L.C., a Delaware
          limited liability company
HEP WOODS CROSS, L.L.C., a Delaware
          limited liability company

Each by:	Holly Energy Partners — Operating, L.P., a Delaware limited partnership and its Sole Member
By: HEP Logistics GP, L.L.C., a Delaware limited
liability company, its General Partner
By: Holly Energy Partners, L.P., a Delaware
limited partnership, its Managing Member
By: HEP Logistics Holdings, L.P., a
Delaware limited partnership, its General Partner
By: Holly Logistic Services, L.L.C., a
Delaware limited liability company, its General Partner

By:

Bruce R. Shaw
Senior Vice President and
Chief Financial Officer

HOLLY ENERGY FINANCE CORP., a Delaware
corporation

By:

Bruce R. Shaw
Vice President and
Chief Financial Officer
Signature page to Amendment No. 2 to Amended and Restated Credit Agreement

HEP NAVAJO SOUTHERN, L.P., a Delaware limited
partnership
HEP PIPELINE ASSETS, LIMITED PARTNERSHIP,
a Delaware limited partnership
HEP FIN-TEX/TRUST-RIVER, L.P., a Texas limited
partnership

Each by:	HEP Pipeline GP, L.L.C., a Delaware limited liability company and its General Partner
By: Holly Energy Partners — Operating, L.P., a
Delaware limited partnership and its Sole Member
By: HEP Logistics GP, L.L.C., a Delaware limited
liability company, its General Partner
By: Holly Energy Partners, L.P., a Delaware
limited partnership, its Managing Member
By: HEP Logistics Holdings, L.P., a
Delaware limited partnership, its General Partner
By: Holly Logistic Services, L.L.C., a
Delaware limited liability company, its
General Partner

By:

Bruce R. Shaw
Senior Vice President and
Chief Financial Officer
Signature page to Amendment No. 2 to Amended and Restated Credit Agreement

HOLLY ENERGY PARTNERS, L.P., a Delaware
          limited partnership
By: HEP Logistics Holdings, L.P., a Delaware limited
partnership, its General Partner
By: Holly Logistic Services, L.L.C., a Delaware
limited liability company, its General Partner

By:

Bruce R. Shaw
Senior Vice President and
Chief Financial Officer
HEP REFINING ASSETS, L.P., a Delaware limited
          partnership
By: HEP Refining GP, L.L.C., a Delaware limited liability
company and its General Partner
By: Holly Energy Partners — Operating, L.P., a
Delaware limited partnership and its Sole Member
By: HEP Logistics GP, L.L.C., a Delaware limited
liability company, its General Partner
By: Holly Energy Partners, L.P., a Delaware
limited partnership, its Managing Member
By: HEP Logistics Holdings, L.P., a
Delaware limited partnership, its General Partner
By: Holly Logistic Services, L.L.C., a
Delaware limited liability company, its
General Partner

By:

Bruce R. Shaw
Senior Vice President and
Chief Financial Officer
Signature page to Amendment No. 2 to Amended and Restated Credit Agreement

HEP LOGISTICS GP, L.L.C., a Delaware limited
          liability company
By: Holly Energy Partners, L.P., a Delaware limited
partnership, its Managing Member
By: HEP Logistics Holdings, L.P., a Delaware
limited partnership, its General Partner
By: Holly Logistic Services, L.L.C., a
Delaware limited liability company, its General Partner

By:

Bruce R. Shaw
Senior Vice President and
Chief Financial Officer
Signature page to Amendment No. 2 to Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT:

UNION BANK OF CALIFORNIA, N.A., as Administrative Agent and Sole Lead Arranger

By:

Sean Murphy, Senior Vice President

BANKS:

UNION BANK OF CALIFORNIA, N.A., as a Bank

By:

Sean Murphy, Senior Vice President
Signature page to Amendment No. 2 to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Bank and as Syndication Agent

By:

Name:

Title:

Signature page to Amendment No. 2 to Amended and Restated Credit Agreement

GUARANTY BANK, as a Bank and as Documentation Agent

By:

Name:

Title:

Signature page to Amendment No. 2 to Amended and Restated Credit Agreement

FORTIS CAPITAL CORP., as a Bank

By:

Name:

Title:

By:

Name:

Title:

Signature page to Amendment No. 2 to Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Bank

By:

Name:

Title:

Signature page to Amendment No. 2 to Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Bank

By:

Name:

Title:

Signature page to Amendment No. 2 to Amended and Restated Credit Agreement

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY, as a Bank

By:	Prudential Investment Management, Inc.,
as investment manager

By:

Timothy M. Laczkowski
Vice President

PRUCO LIFE INSURANCE COMPANY, as a Bank

By:

Timothy M. Laczkowski
Vice President
Signature page to Amendment No. 2 to Amended and Restated Credit Agreement

COMPASS BANK, as a Bank

By:

Name:

Title:

Signature page to Amendment No. 2 to Amended and Restated Credit Agreement

BANK OF SCOTLAND plc, as a Bank

By:

Name:

Title:

Signature page to Amendment No. 2 to Amended and Restated Credit Agreement

CAPITAL ONE, N.A., as a Bank

By:

Name:

Title:

Signature page to Amendment No. 2 to Amended and Restated Credit Agreement

COMERICA BANK, as a Bank

By:

Name:

Title:

Signature page to Amendment No. 2 to Amended and Restated Credit Agreement

NATIXIS, as a Bank

By:

Name:

Title:

By:

Name:

Title:

Signature page to Amendment No. 2 to Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Bank

By:

Name:

Title:

Signature page to Amendment No. 2 to Amended and Restated Credit Agreement

EXHIBIT C
FORM OF COMPLIANCE CERTIFICATE
FOR THE PERIOD FROM                     , 200      TO                     , 200
     This certificate dated as of                     ,                      is prepared pursuant to the Amended and Restated Credit Agreement dated as of August 27, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among HOLLY ENERGY PARTNERS - OPERATING, L.P., a Delaware limited partnership (“Borrower”), the lenders party thereto (the “Banks”), the Banks issuing letters of credit thereunder from time to time (the “Issuing Banks”) and UNION BANK OF CALIFORNIA, N.A., as administrative agent for such Banks and Issuing Banks (in such capacity, the “Administrative Agent”). Unless otherwise defined in this certificate, capitalized terms that are defined in the Credit Agreement shall have the meanings assigned to them by the Credit Agreement.
     The undersigned hereby certifies (a) that no Default or Event of Default has occurred or is continuing, (b) that all of the representations and warranties made by the Borrower and the Guarantors contained in the Credit Agreement and in each of the other Credit Documents are true and correct in all material respects on and as of the date hereof, and (c) that as of the last day of the previous fiscal quarter, the following statements, amounts, and calculations were true and correct:
I. Section 6.10 Leverage Ratio.

(a) Consolidated Funded Debt	$

(b) Consolidated Net Income [1]	$

(c) Interest Expense [2]	$

(d) taxes, depreciation, amortization, and other non-cash items	$

(e) any net change in deferred revenue related to the satisfaction by counterparty of a minimum revenue commitment obligation	$

[1]	The Consolidated net income of the Borrower and its Subsidiaries, as determined in accordance with GAAP consistently applied, excluding, however, any net gain or loss from extraordinary or non-recurring items (including, but not limited to, any net gain or loss during such period arising from the sale, exchange or other disposition of capital assets other than in the ordinary course of business).

[2]	For the Borrower and its Subsidiaries determined on a Consolidated basis, for any period, the total interest, letter of credit fees, and other fees incurred in connection with any Debt for such period, whether paid or accrued, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing, all as determined in conformity with GAAP.

Exhibit C - Page 1 of 3

(f) EBITDA[3] = (b) + (c) [4] + (d) [5] +/- (e)	$

(g) Pro Forma EBITDA from Acquisitions and Capital Expansion Projects	$

(h) Total Pro Forma EBITDA = (f) + (g)	$

Leverage Ratio = (a) divided by (h)

Maximum Leverage Ratio during a Specified Acquisition Period		5.75 to 1.00

Maximum Leverage Ratio at all other times		5.25 to 1.00

Compliance	Yes No
II. Section 6.11 Interest Coverage Ratio

(a) Total Pro Forma EBITDA (see I(h) above)

(b) Interest Expense[67]

(c) Pro Forma Interest Expense from Acquisitions and Capital Expansion Projects[6]

(d) Total Pro Forma Interest Expense = (b+c)

Interest Coverage Ratio = (a) divided by (d)

Minimum Interest Coverage Ratio	2.50 to 1.00

Compliance	Yes No

[3]	Calculate EBITDA for the four fiscal quarter period then ended.

[4]	To the extent deducted in determining Consolidated Net Income.

[5]	To the extent deducted in determining Consolidated Net Income.

[6]	For the Limited Partner and its Subsidiaries determined on a Consolidated basis, the total interest, letter of credit fees, and other fees incurred in connection with any Debt for such period, whether paid or accrued, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing, all as determined in conformity with GAAP. To the extent that the EBITDA included in the calculation of the Interest Coverage Ratio for any period shall include pro forma amounts in connection with the Acquisition of any Person during such period, the Interest Expense shall also include pro forma amounts with respect to the Interest Expense of such Person.

[7]	Calculate the Interest Expense for the four fiscal quarter period then ended.

Exhibit C - Page 2 of 3

     IN WITNESS THEREOF, I have hereto signed my name to this Compliance Certificate as of                     , 20          .

HOLLY ENERGY PARTNERS — OPERATING, L.P., a Delaware limited partnership

By: HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner

By: Holly Energy Partners, L.P., a Delaware limited partnership, its Managing Member

By: HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner

By: Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By:

Name:

Title:

Exhibit C - Page 3 of 3